Exhibit 13.2

Certification by the Principal Financial Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of TAL Education Group (the “Company”) on Form 20-F for the year ended February 28, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Alex Zhuangzhuang Peng, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 16, 2025

By:	/s/ Alex Zhuangzhuang Peng
Name: Alex Zhuangzhuang Peng
Title: President and Chief Financial Officer